VALIC COMPANY I
Supplement to Prospectus dated October 1, 2007
Foreign Value Fund. In the section titled “About the Series Company’s Management — Investment Sub-Advisers — Templeton Global Advisors Ltd.,” the disclosure with respect to Murdo Murchison is deleted in its entirety. Cindy L. Sweeting has replaced Mr. Murchison as a portfolio manager and she will have secondary portfolio management responsibilities with respect to the Fund. Ms. Sweeting is currently the president of Templeton Global Advisors Ltd. and Director of Portfolio Management for the Templeton Global Equity Group. She has portfolio management responsibility for institutional separate account relationships with both global and international mandates. Ms. Sweeting has been with Franklin Templeton Investments since 1997 and has over 25 years of experience in the investment industry.
Tucker Scott will continue as the lead portfolio manager of the Fund and Lisa Myers will continue to have secondary portfolio management responsibilities with respect to the Fund.

Date: February 4, 2008